2009
IPAA OGIS San Francisco
Michael J. Rosinski

  Experienced team driving successful transformation
  Significant upside from unique formula
  Core assets re-engineered for predictable growth from low risk inventory
  Conservative financial approach balances growth and returns
  Catalysts provide exciting opportunity to participate in new play entry
  Very attractive risk-reward profile for a company our size
  Trades at discount on valuation basis to companies with resource-based business model
It’s a Great Time to Look at Rosetta

2009 Accomplishments
Not Missing a Beat…
  Refinanced existing debt
  Increased Eagle Ford acreage by 60% to over 40,000 net acres
  Drilled 3 Eagle Ford wells
  Springer Ranch #1H produced 39 MMcf during first seven days
  Gates #9 well completion pending
  Vela #1 set up for horizontal drilling
  Drilled and cored first Bakken Well; 3 additional wells permitted
  Added 2010-2011 hedges
  5 BBtu/d Rocky Mountain hedges at $5.72
  10 BBtu/d collars at $5.75-$7.55
  Completed non-core asset sales of $20MM

Gulf of Mexico & State Waters
27 Bcfe
Sacramento Basin
111 Bcfe
Other Areas
22 Bcfe
Proved Reserves
398 Bcfe
2008 Year End Reserves
Rockies
78 Bcfe
South Texas
160 Bcfe

Rockies
164 Bcfe
South Texas
74 Bcfe
Gulf of Mexico
10 Bcfe
State Waters
3 Bcfe
Sacramento Basin
41 Bcfe
Other Areas
7 Bcfe
2008 Year End Capital Inventory
71	BCFE PUD
228	BCFE Probable & Possible
299	Total BCFE

  Blocking & Tackling
  Sacramento Basin “By-Passed” Resources
  Economies of Scale
  Denver Julesburg Basin Niobrara Chalk
  Opportunistic Growth
  South Texas Eagle Ford Shale
  Creative Growth
  Alberta Basin Bakken Shale
Additional Resource Potential
Beyond Reserves & Inventory

Blocking & Tackling
Sacramento Basin: “The ideal basin for resource assessments…”
Rio Vista Gas Unit
Key Statistics
  Discovery Date:   1936
  Aerial Extent:   30,500 acres
  Gross Cumulative Production:  3.6 TCFE
  Number of Producing Horizons:  16
  Number of Wells:   303
  Producing:   143
  Idle   160

Blocking & Tackling
The Playground: 16 Proven Hydrocarbon Reservoirs
Depth Range
2,500 - 13,000’

MIDDLE CAPAY
Tight Sand Example
Blocking & Tackling
The Game: “By-Passed” Resources Through Identification and Technology Applications

ACTUAL PROGRAM RESULTS
Group 1 (6 well program)
Well	IP (Mcfe/d)
RVGU 242	475
RVGU 222	200
RVGU 296	130
RVGU 299	1300
Jordan 8	1250
RVGU 269U	550
Group 1 Average	651
Group 2 (14 well program)
Well	IP (Mcfe/d)
RVGU 294	660
RVGU 208	1282
RVGU 167	450
RVGU 295	892
Welch 17	1046
Welch 14	1041
RVGU 301	536
Detering 2	1265
Detering 7	1299
RVGU 247	1200
Group 2 Average	967
Blocking & Tackling
The Results: “New production yielding unique reserves…”

30 miles
Denver
Denver Julesburg Basin Niobrara Play
Rosetta Resources’ Position:
  Net Undeveloped Acreage:  90,000 acres
  Net Projects:  1750 wells*
  Net Resource Potential: 350 Bcfe
* Not including the 500 locations already in inventory
Economies of Scale
DJ Basin: Niobrara Chalk Resource Play

Economies of Scale
DJ Basin: Niobrara Chalk Resource Play
NIOBRARA INFILL PILOT PROGRAM
160 acre Block
Typical well results
  $180,000 CWC
  300 mmcf EUR
  100% avg. WI; 80% avg. NRI
  200 mcfpd initial rate
  >20% AFIT IRR @ $5.00 NYMEX
Optimizing Future Development
 Resource potential (advanced open hole logging)
 Drainage patterns (effective tighter spacing)
 Stimulation orientation (micro-seismic)
 Pressure drawdown (pressure observation wells)
 Optimum stimulation (differing technical designs)

Houston
Gulf of Mexico
Mexico
Rosetta
Oil  Gas Oil
Opportunistic Growth
South Texas Eagle Ford Shale Resource Play
Cretaceous Time (80ma)

Opportunistic Growth
South Texas Eagle Ford Shale Resource Play
Eagle Ford Shale Play
Rosetta Resources’ Position:
  Net Undeveloped Acreage: 40,000 acres
  Net Projects:  250 wells
  Net Resource Potential:  750 Bcfe
Note: Assumes 160 acre development and 4 Bcfe gross EUR per well.
Rosetta Eagle Ford Wells
Industry Eagle Ford Horizontal Wells
Springer Ranch #1H
Vela #1
Gates Ranch #9-5H

Devonian Time (350ma)
Creative Growth
Alberta Basin Bakken Shale Resource Play
Williston Basin Analogs
ALBERTA
BASIN
WILLISTON
BASIN
Elm Coulee
Nesson Anticline

Creative Growth
Alberta Basin Bakken Shale Resource Play
Alberta Basin Bakken Play
Rosetta Resources’ Position:
  Net Undeveloped Acreage: 231,000 acres
  Net Projects:  723 wells*
  Net Resource Potential:  60 - 300 MMBOE
* 320 acre development
Cut Bank
Rosetta Well Locations (staked and permitted)
1st “Resource Assessment” well

Additional Resource Potential*
	Areal Extent (Net Acres)	Projects (Project Count)	Net Resource (Bcfe)
Sacramento Basin “By-Passed” Resources	30,000	375	100
DJ Basin Niobrara Chalk	90,000	1,750	350
South Texas Eagle Ford Shale	40,000	250	750
Alberta Basin Bakken Shale	231,000	723	600
TOTAL	391,000	3,098	1,800
* Summary of projects in addition to our PUD, probable & possible inventories; leasehold is either assigned and/or committed.

  Amended Revolving Credit Facility
  Maximum credit amount increased to $600MM
  Borrowing base reset to $375MM
  Maturity date is July 1, 2012
  Amended Second Lien Term Loan
  Borrowing increased to $100MM
  Maturity date is October 2, 2012
  Liquidity from unused Revolver capacity and cash at $225MM at 6/30/09
Financial Status

2009
  Protected 2009 natural gas production with 52 BBtu/d swapped at an average price of $7.65 and 5 BBtu/d of collars at $8.00 by $10.05
2010-2011
  Protected 2010 natural gas production of 10 BBtu/d swapped at $8.31
  Swapped 5 BBtu/d in DJ Basin from July 2010 to December 2011 at
 $5.62
  Added 10 BBtu/d of collars from July 2010 to December 2011 at $5.75 by $7.65
Hedge Status

  Maintain balance between cash flow and capital activity
  Re-engineer existing opportunity set
  Sacramento Basin workovers
  Lobo program
  Possible DJ Basin program
  Evaluate new play opportunities
  Eagle Ford
  Bakken
  Pursue bolt-on/strategic acquisitions
  Selective sale of non-core assets
  Focus on cost reductions in all business areas
2009-2010 Business Plan

  Experience team driving successful transformation
  Significant upside from unique formula
  Core assets re-engineered for predictable growth from low risk inventory
  Conservative financial approach balances growth and returns
  Catalysts provide exciting opportunity to participate in new play entry
  Very attractive risk-reward profile for a company our size
  Trades at discount on valuation basis to companies with resource-based business model
It’s a Great Time to Look at Rosetta